UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 9, 2012

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150419	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

Harvey Kesner, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

Tonix Pharmaceuticals Holding Corp. (the “Company”) intends to utilize an updated investor presentation to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain non-public information.  A copy of the presentation is filed as Exhibit 99.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.01, the Company makes no admission as to the materiality of any such information that it is furnishing.

ITEM 8.01 Other Events.

On July 9, 2012, the Company issued a press release announcing that it has received positive results from an animal pharmacokinetic study of its new formulation of its lead drug, TNX-102, for the treatment of fibromyalgia syndrome, which is a tablet designed to be absorbed sublingually. Further, the Company stated that an oral solution of the new sublingual formulation will be used in the upcoming pharmacokinetic/bioavailability study, for which the Company recently received clearance from Health Canada.

A copy of the press release that discusses this matter is filed as Exhibit 99.02 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Corporate Presentation by the Company for July 2012 *
99.02	Press Release, dated July 9, 2012, issued by Tonix Pharmaceuticals Holding Corp.

______

* Furnished herewith.

2

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: July 9, 2012	By: /s/ SETH LEDERMAN
Seth Lederman
President and Chief Executive Officer

3